UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2004

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant Specified in Charter)

Massachusetts	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin Street
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On October 26, 2004, State Street Bank and Trust Company, the trustee of the American Bar Association Members / State Street Collective Trust (the “Trust”), and Wellington Management Company, LLP (“Wellington Management”) entered into an Investment Advisor Agreement pursuant to which, effective December 1, 2004, Wellington Management will provide investment advice with respect to a portion of the Trust’s Small-Cap Equity Fund (the “Small-Cap Fund”). Also on October 26, 2004, State Street Bank and Trust Company and Smith Asset Management Group, L.P. (“Smith Group”) entered into an Investment Advisor Agreement pursuant to which, effective December 1, 2004, Smith Group will provide investment advice with respect to another portion of the Small-Cap Fund. A copy of each of these Investment Advisor Agreements is filed as an exhibit hereto.

Wellington Management and Smith Group are replacing Sit Investment Associates, Inc., one of two current investment advisors to the Small-Cap Fund. Capital Guardian Trust Company, the second of the Small-Cap Fund’s current investment advisors, will continue to serve an investment advisor with respect to a portion of the Small-Cap Fund. A fee is paid to each investment advisor based on the amount of assets allocated to that investment advisor. Upon completion of the changes in the investment advisors described above, the fees payable to the two new investment advisors for the Small-Cap Fund will be at the following annual rates:

Value of Assets in the Small-Cap Equity Fund Allocated to Wellington Management Company, LLP	Rate	Value of Assets in the Small-Cap Equity Fund Allocated to Smith Asset Management Group, L.P.	Rate
First $25 million	.90%	First $50 million	.85%
Next $25 million	.80%	Next $50 million	.65%
Over $50 million	.70%	Over $100 million	.45%

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Investment Advisor Agreement dated October 26, 2004 by and between State Street Bank and Trust Company and Wellington Management Company, LLP

10.2	Investment Advisor Agreement dated October 26, 2004 by and between State Street Bank and Trust Company and Smith Asset Management Group, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: November 1, 2004	By:	/s/ Beth M. Halberstadt
	Name:	Beth M. Halberstadt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Investment Advisor Agreement dated October 26, 2004 by and between State Street Bank and Trust Company and Wellington Management Company, LLP

10.2	Investment Advisor Agreement dated October 26, 2004 by and between State Street Bank and Trust Company and Smith Asset Management Group, L.P.